PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                BCB FINANCIAL SERVICES CORPORATION

_________________________________________________________________
        (Name of Registrant as Specified in its Charter)


_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:


_________________________________________________________________

     2) Aggregate number of securities to which transaction applies:


_________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


_________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

     _________________________________________________________________

     5)   Total fee paid:


_________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


_________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:


_________________________________________________________________

     3)   Filing Party:


_________________________________________________________________

     4)   Date Filed:


_________________________________________________________________

                          March 14, 1997


DEAR SHAREHOLDER:

     We are pleased to invite you to the 1997 Annual Meeting of Shareholders of BCB Financial Services Corporation to be held on Wednesday, April 16, 1997 at 3:00 p.m., at Stokesay Castle, Hill
Road and Spook Lane, Reading, PA.

     The Notice of the Annual Meeting and the Proxy Statement on the following pages address the formal business of the meeting, which includes the election of four (4) Class C Directors, the ratification of the selection of auditors for the year ending December 31, 1997 and the approval of the 1996 Stock Option Plan. At the Annual Meeting, the Corporation's management will address other corporate matters which may be of interest to you and will be available to respond to your questions.

     Please sign, date and return the accompanying Proxy in the postage prepaid envelope, as soon as possible, even if you plan to attend the meeting.

                              Sincerely,


                              Nelson R. Oswald
                              Chairman of the Board of Directors
                              and President

               __________________________________

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON APRIL 16, 1997
               __________________________________


TO THE SHAREHOLDERS OF BCB FINANCIAL SERVICES CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of BCB FINANCIAL SERVICES CORPORATION (the
"Corporation") will be held at 3:00 p.m., on Wednesday, April 16, 1997 at Stokesay Castle, Hill Road and Spook Lane, Reading,
Pennsylvania for the following purposes:

          1. To elect four (4) Class C Directors to serve for a three-year term and until their successors are elected and qualified;

          2.   To ratify the selection of Beard & Company, Inc.,
     Certified Public Accountants, of Reading, Pennsylvania, as the auditors for the Corporation for the year ending
     December 31, 1997;

          3.   To approve the Corporation's 1996 Stock Option
     Plan; (the "1996 Plan")

          4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     In accordance with the By-laws of the Corporation and action of the Board of Directors, only those shareholders of record at the close of business on March 3, 1997, will be entitled to notice of and to vote at the Annual Meeting.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1996 is being mailed with this Notice. Copies of the Corporation's Annual Report for the 1995 fiscal year may be obtained at no cost by contacting Nelson R. Oswald, Chairman of the Board and President, at Berks County Bank, 400 Washington Street, Post Office Box 1097, Reading, Pennsylvania 19603, telephone number: (610) 376-5933.

     You are urged to mark, sign, date and promptly return your Proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed Proxy, regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitation. The giving of such Proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the Corporation.

                              By Order of the Board of Directors,


                              Harold C. Bossard
                              Secretary
March 14, 1997

            PROXY STATEMENT FOR THE ANNUAL MEETING OF
            SHAREHOLDERS TO BE HELD ON APRIL 16, 1997
                             GENERAL

Introduction, Date, Time and Place of Annual Meeting

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of BCB FINANCIAL SERVICES CORPORATION (the "Corporation"), of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, April 16, 1997 at 3:00 p.m., at Stokesay Castle, Hill Road and Spook Lane, Reading, Pennsylvania, and at any adjournment or postponement of the Annual Meeting.

     The principal executive office of the Corporation is located at Berks County Bank (the "Bank"), The Madison Building, 400 Washington Street, Reading, Pennsylvania 19601. The telephone number for the Corporation is (610) 376-5933. All inquiries should be directed to Nelson R. Oswald, Chairman of the Board of Directors and President of the Corporation. The Bank is a wholly-owned subsidiary of the Corporation.

Solicitation and Voting of Proxies

     This Proxy Statement and the enclosed form of proxy (the
"Proxy") are first being sent to shareholders of the Corporation on or about March 14, 1997.

     Shares represented by the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications thereon. Any Proxy not specifying to the contrary will be voted FOR the election of the nominees for Class C Director named below, FOR the ratification of the selection of Beard & Company, Inc., Certified Public Accountants, of Reading, Pennsylvania, as the auditors for the Corporation for the year ending December 31, 1997 and FOR the approval of the 1996 Stock Option Plan (the "1996 Plan"). Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and, after giving written notice to the Secretary of the Corporation, to vote in person. The cost of preparing, assembling, printing, mailing and soliciting Proxies, and any additional material which the Corporation may furnish in connection with the Annual Meeting, will be borne by the Corporation. In addition to the use of the mails, certain directors, officers and employees or other representatives of the Corporation and the Bank may solicit Proxies personally, by
telephone, telegraph and fax.   Arrangements will be made with
brokerage houses and other custodians, nominees and fiduciaries to forward Proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request therefor, the Corporation will reimburse them for their reasonable forwarding expenses.

Revocability of Proxy

     A shareholder who returns a Proxy may revoke the Proxy at any time before it is voted only: (1) by giving written notice of revocation to Harold C. Bossard, Secretary of BCB Financial Services Corporation, at 400 Washington Street, Post Office Box 1097, Reading, Pennsylvania 19603; (2) by executing a later-dated Proxy and giving written notice thereof to the Secretary of the Corporation; or (3) by voting in person after giving written notice to the Secretary of the Corporation.

Voting Securities and Record Date

     At the close of business on Monday, March 3, 1997, the Corporation had 2,071,217 shares of Common Stock outstanding.

     Only holders of Common Stock of record at the close of business on March 3, 1997 will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each share of Common Stock is entitled to one vote, and, accordingly, holders of Common Stock are entitled to cast a total of 2,071,217 votes at the Annual Meeting.

Quorum

     Pursuant to Article 3, Section 3.1, of the By-laws of the Corporation, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Annual Meeting but will be used for purposes of determining whether a quorum exists at the Annual Shareholders' Meeting.

  PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S COMMON STOCK

Principal Owners

     The following table sets forth, as of March 3, 1997, the name and address of each person who owns of record or is known by the Board of Directors to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding Common Stock, the number of shares beneficially owned by such person, and the percentage of the Corporation's outstanding Common Stock so owned.

Name and Address                     Amount
   of                          and Nature of          Percent of
Beneficial Owner           Beneficial Ownership (1)     Class

National Properties, Inc.           149,627               7.22%
and RPI Company*
150 East Swedesford Road
Wayne, Pennsylvania  19087

Nelson R. Oswald**                  116,087               5.48%
6908 Boyertown Pike
Douglassville, Pennsylvania  19518
_________________

     *    Includes (i) 148,995 shares of Common Stock held by
          National Properties, Inc. and RPI Company which are entities controlled by or under the control of Mr. Jeffery L. King and (ii) 632 shares of Common Stock held by Mr. King's children and wife.

     ** Includes (i) 69,231 shares of Common Stock held jointly by Mr. Oswald and his spouse, (ii) 218 shares of Common Stock held by Mr. Oswald's son, (iii) 37,038 shares subject to stock options granted to Mr. Oswald which are exercisable within 60 days and (iv) 9,600 shares subject to the 1996 Plan granted to Mr. Oswald which are exercisable within 60 days, pending shareholder approval.

Beneficial Ownership by Officers, Directors and Nominees

     The following table sets forth as of March 3, 1997, the amount and percentage of the Common Stock of the Corporation beneficially owned by each director, each nominee for director, each named executive officer, and all directors and executive officers of the Corporation as a group.

Name of Beneficial            Amount and Nature of     Percent
     Owner                Beneficial Ownership(1)(2)   of Class

DIRECTORS AND NOMINEES:
Harold C. Bossard (3)(6)            19,635              0.95%
Edward J. Edwards (3)(7)            28,421              1.37%
Lewis R. Frame, Jr. (4)(8)          75,919              3.65%
Ivan H. Gordon (5)(9)               15,232              0.73%
Jeffrey W. Hayes(5)(10)             54,830              2.64%
Alfred B. Mast (5)(11)              33,222              1.60%
Nelson R. Oswald (3)(12)           116,087              5.48%
Wesley R. Pace (3)(13)              35,143              1.69%
Floyd S. Weber (4)(14)              35,842              1.73%
Randall S. Weeber (4)(15)           15,848              0.76%

OTHER NAMED EXECUTIVE OFFICERS:
Robert D. McHugh, Jr. (16)          29,798              1.42%

All Directors and Executive        476,589             21.52%(17)
Officers as a Group (15 persons)
____________________

     (1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after March 3, 1997. Beneficial ownership may be disclaimed as to certain of the securities. Shares of the Corporation's common stock held in the 401(k) Retirement Savings Plan are not included in ownership amounts above. These shares are voted by the Plan Administrators.

     (2) Information furnished by the directors, executive officers and the Corporation.

     (3 A current Director and Nominee for Class C Director whose term expires in 1997; but, will continue through 2000, if elected at the 1997 annual meeting.

     (4)  A Class B Director whose term expires in 1999.

     (5)  A Class A Director whose term expires in 1998.

     (6) Includes 13,635 shares of Common Stock held jointly by Mr. Bossard and his spouse and 6,000 shares subject to stock options granted to Mr. Bossard which are exercisable within 60 days.

     (7) Includes 22,421 shares of Common Stock held jointly by Mr. Edwards and his spouse and 6,000 shares subject to stock granted to Mr. Edwards which are exercisable within 60 days.

     (8) Includes 69,919 shares of Common Stock held individually by Mr. Frame and 6,000 shares subject to stock options granted to Mr. Frame which are exercisable within 60 days.

     (9) Includes 5,166 shares of Common Stock held individually by Mr. Gordon, 4,066 shares of Common Stock held jointly by Mr. Gordon and his spouse and 6,000 shares subject to stock options granted to Mr. Gordon which are exercisable within 60 days.

     (10) Includes 31,502 shares of Common Stock held individually by Mr. Hayes, 14,684 shares of Common Stock held by Irene D. Hayes, his spouse, 2,644 shares of Common Stock held by Irene D. Hayes, custodian for daughter and 6,000 shares subject to stock options granted to Mr. Hayes which are exercisable within 60 days.

     (11) Includes 26,900 shares of Common Stock held individually by Mr. Mast, 322 shares of Common Stock held by Mr. Mast's children and 6,000 shares subject to stock options granted to Mr. Mast which are exercisable within 60 days.

     (12) Includes 69,231 shares of Common Stock held jointly by Mr. Oswald and his spouse, 218 shares of Common Stock held by Mr. Oswald's son and 37,038 of stock options granted to Mr. Oswald which are exercisable within 60 days and 9,600 shares of stock options granted to Mr. Oswald under the 1996 Plan which are exercisable within 60 days, pending shareholder approval.

     (13) Includes 29,008 shares of Common Stock held jointly by Mr. Pace and his spouse, 135 shares of Common Stock held by Mr. Pace's son and 6,000 shares subject to stock options granted to Mr. Pace which are exercisable within 60 days.

     (14) Includes 29,842 shares of Common Stock held jointly by Mr. Weber and his spouse and 6,000 shares subject to stock options granted to Mr. Weber which are exercisable within 60 days.

     (15) Includes 238 shares of Common Stock held individually by Mr. Weeber, 6,493 shares of Common Stock held by Randall S. Weeber Profit Sharing Keough Plan, 3117 shares held by Weeber Realtors and 6,000 shares subject to stock options granted to Mr. Weeber which are exercisable within 60 days.

     (16) Includes 7,620 shares of Common Stock held individually by Mr. McHugh and 13,178 shares of stock options granted to Mr. McHugh which are exercisable within 60 days and 9,000 shares of stock options granted to Mr. McHugh under the 1996 plan which are exercisable within 60 days, pending shareholder approval.

     (17) The percent of class assumes all outstanding stock options issued to the executive officers and non-employee directors have been exercised and, therefore, on a pro rata basis, 2,214,573 shares of Common Stock would be outstanding.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS

     The By-laws of the Corporation provide that the Corporation's business and affairs shall be managed by its Board of Directors. The By-laws provide that the number of directors shall not be less than five (5) nor more than twenty-five (25) and that the Board of Directors shall be divided into three classes, each class to be elected for a term of three years. Within the foregoing limits, the Board of Directors may from time to time fix the number of directors and their respective classifications. Vacancies on the Board of Directors shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed shall be a director until the expiration of the term of office of the class of directors to which he was appointed.

     At the 1997 Annual Meeting of Shareholders, four (4) Class C Directors shall be elected to serve for a three-year term and until their successors are elected and qualified. The four nominees who reserve the highest number of votes cast at the Annual Meeting will be elected as Class C. Directors.

     Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the election of the four (4) nominees named below. If any nominee should become unable to serve for any reason, Proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe that the nominees named will be unable to serve, if elected.

  INFORMATION AS TO NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

     The following table contains certain information with respect to the nominees for Class C Directors, Class A Directors whose term expires in 1998, Class B Directors whose terms expire in 1999 and executive officers.

<caption
                       NOMINEES FOR CLASS C DIRECTORS
                             TO SERVE UNTIL 2000

                                   Principal Occupation                  Director or
                       Age as of   for Past Five Years and               Executive Officer
                       March 3,    Position Held with the                of Corporation/
Name                     1997      Corporation and the Bank              Bank/Since
Harold C. Bossard         79       Retired President of Bernville         1987/1987
(2)(4)                             Bank, N.A.; Secretary of the
                                   Corporation and the Bank

Edwards J. Edwards        70       Real Estate Sales and Appraisals       1987/1987
(1)(4)(6)                          E. J. Edwards Real Estate

Nelson R. Oswald          51       President, Chief Executive Officer     1987/1987
(1)(3)(4)(5)                       and Chairman of the Board of
                                   Directors of the Corporation and
                                   the Bank

Wesley R. Pace            48       Chairman of the Board, Air             1987/1987
(1)(2)(3)(6)                       Compressor Services Co.; President,
                                   Wesrock Capital Co.; Consultant
                                 CONTINUING
                              CLASS A DIRECTORS
                             TO SERVE UNTIL 1998

                                   Principal Occupation                  Director or
                       Age as of   for Past Five Years and               Executive Officer
                       March 3,    Position Held with the                of Corporation/
Name                     1997      Corporation and the Bank              Bank/Since
Ivan H. Gordon            63       Chairman, Gloray Company               1987/1987
(2)(6)

Jeffrey W. Hayes          50       President, Hayes Construction, Inc.    1988/1988
(1)(3)

Alfred B. Mast            53       President, Mast and Moyer, Inc.        1987/1987
(4)
                                 CONTINUING
                              CLASS B DIRECTORS
                             TO SERVE UNTIL 1999

                                   Principal Occupation                  Director or
                       Age as of   for Past Five Years and               Executive Officer
                       March 3,    Position Held with the                of Corporation/
Name                     1997      Corporation and the Bank              Bank/Since
Lewis R. Frame, Jr        38       Vice President, Frame Group, Ltd.      1988/1988
(3)(6)

Floyd S. Weber            64       Partner, King's Potato Chip Co. &      1987/1987
(1)(2)(5)(6)                       King Distributing Co.

Randall S. Weeber         41       President, Weeber Realtors; Realtor    1987/1987
(4)                                Sales Associate, Berkshire Real
                                   Estate Network
                             EXECUTIVE OFFICERS

                                   Principal Occupation                  Director or
                       Age as of   for Past Five Years and               Executive Officer
                       March 3,    Position Held with the                of Corporation/
Name                     1997      Corporation and the Bank              Bank/Since
Robert D. McHugh, Jr.     42       Senior Vice President/Treasurer of     1987/1987
                                   the Corporation and Bank

Sherelyn A. Ammon         39       Vice President of Corporation and      1994/1994
                                   Bank

Steven A. Ehrlich         35       Vice President of Corporation and      1994/1994
                                   Bank

Norman E. Heilenman       49       Vice President of Corporation and      1994/1994
                                   Bank; previous occupation:  Chief
                                   Financial Officer - Robertson
                                   Brothers Company

Donna L. Rickert,         30       Controller of Corporation and Bank;    1994/1994
CPA                                previous occupation:  Accountant -
                                   Beard & Co., Inc.

     (1) Member of the Executive Committee. This committee meets on an as-needed basis between meetings of the Board of Directors to decide and take action on any issues that require attention between Board Meetings. This committee also performs the functions of the Nominating Committee. This committee met one time in 1996. All non-employee directors received fees of $300.00 for each meeting attended prior to July 1, 1996 and $350.00 for each meeting attended after July 1, 1996.

     (2) Member of the Audit Committee. The committee recommends an outside auditor for the year and reviews the financial statements and progress of the Corporation and the Bank. This committee met one time in 1996. All non-employee directors received fees of $300.00 for each meeting attended prior to July 1, 1996 and $350.00 for each meeting attended after July 1, 1996.

     (3) Member of the Property Committee. This committee makes recommendations concerning building projects and space needs for the Corporation and Bank. This committee did not meet in 1996.

     (4) Member of the Loan Committee. This committee meets the second Thursday of each month to review loan asset quality and credit related matters. This committee met eleven times in 1996. All non-employee directors received either fees of $300.00 for each meeting attended prior to July 1, 1996 and $350.00 for each meeting attended after July 1, 1996.

     (5) Member of the Insurance Committee. This committee meets to review insurance policies regarding the Corporation and the Bank. This committee did not meet in 1996.

     (6) Member of the Compensation Committee. This Committee was formed in 1994 and will meet on an as-needed basis between meetings of the Board of Directors to discuss compensation related matters. This committee met three times in 1996. All non-employee directors received fees of $300.00 for each meeting attended prior to July 1, 1996 and $350.00 for each meeting attended after July 1, 1996.

     During 1996, the Bank's Board of Directors and the Corporation's Board of Directors held twelve joint board meetings and sixteen joint committee meetings. In 1996, non-employee directors received Three Hundred Dollars ($300.00 prior to July 1st and $350.00 after July 1st) for each jointly held Board of Directors meeting and committee meeting which they attended. Director Harold C. Bossard received $100.00 per month as compensation for services rendered as Secretary to the Corporation and the Bank. In the aggregate, the Board of Directors of the Bank and the Corporation received $65,600 for attending joint Board of Directors meetings and committee meetings of the Bank and the Corporation.

     Each of the Directors attended at least 92% of the combined total number of meetings of the Corporation's and the Bank's
Board of Directors and the Committees of which he is a member.

     A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the Corporation containing the information specified in the Corporation's By-laws. A shareholder who intends to nominate any candidate for election to the Board of Directors must notify the Secretary of the Corporation in writing not less than sixty(60) days prior to the date of any meeting of shareholders called for the election of directors.

                     EXECUTIVE COMPENSATION

     Shown below is information concerning the annual compensation for services in all capacities to the Corporation and the Bank for the fiscal years ended December 31, 1996, 1995, and 1994 of those persons who were, at December 31, 1996, (i) Chief Executive Officer or (ii) Executive Officers of the Corporation and the Bank to the extent such executive officers' total annual salary and bonus exceeded $100,000. There were no other executive officers for whom disclosure would have been provided but for the fact that such individuals were not serving at the end of the 1996 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                Long-Term Compensation
                                    Annual Compensation                           Awards              Payouts
                                                                Securities
Name                                                          Other      Restricted        Under-                All Other
and                                                           Annual       Stock           lying        LTIP     Compen-
Principal                               Salary        Bonus   Compen-      Award(s)        Options/    Payouts   sation
Position                   Year          ($)           ($)    sation($)      ($)           SARs(#)       ($)      ($)(3)
Nelson R. Oswald,          1996        192,948(1)    50,000      0            0              --           0        6,138
Chairman of the Board,     1995        180,000       38,048      0            0              --           0        6,231
President and CEO          1994        168,000       56,821      0            0          14,467           0        6,930

Robert D. McHugh, Jr.,     1996        112,000       35,945(2)   0            0             --            0        6,164
Senior Vice President      1995        100,000       28,474      0            0             --            0        3,863
and Treasurer              1994         93,000       38,161      0            0          6,201            0        3,649
___________

(1)  1996 salary includes deferred compensation of $2,948.

(2) 1996 bonus includes the fair value of 826 shares of the Corporation's Common Stock granted to Mr. McHugh which equalled 10,945 at January 2, 1996.
(3) Amounts shown represent contributions by the company on behalf of the named individuals to the Company's 401(k) Retirement Savings Plan.

     The following table sets forth certain information concerning stock options granted during the fiscal year ended
December 31, 1996 to the named executives:

                OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                           Individual Grants


                     NUMBER OF        % OF TOTAL
                     SECURITIES       OPTIONS/SARs
                     UNDERLYING       GRANTED TO      EXERCISE OR
                     OPTIONS/SARs     EMPLOYEES IN    BASE PRICE    EXPIRATION
  NAME               GRANTED(#)(1)    FISCAL YEAR     ($/SH)        DATE
Nelson R. Oswald        9,600            31.37%         12.40       October 22, 2006
Robert D. McHugh, Jr.   9,000            29.41%         12.40       October 22, 2006
_________________

(1) All amounts represent incentive stock options; no SARs or SARs granted in tandem with options were granted during 1996. Terms of outstanding options are for a period of ten years from the date the option is granted. Options are not exercisable following an optionee's voluntary termination of employment other than by reason of retirement or disability.

(2) Under the terms of the 1996 Plan, the exercise price per share must equal the fair market value on the date the option is granted. The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Corporation, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

     The following table sets forth information concerning the exercise of options to purchase the Corporation's Common Stock by the named executive officers during the fiscal year ended
December 31, 1996 as well as the number of securities underlying unexercised options and the potential value of unexercised options as of December 31, 1996.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND
              FISCAL YEAR-END OPTION/SAR VALUES (1)

                                                Number of        Value of
                                                Securities      Unexercised
                                                Underlying      In-the-Money
                                               Options/SARs     Options/SARs
                          Shares                at Fiscal        at Fiscal
                       Acquired on    Value    Year-end (#)     Year-end ($)
                         Exercise   Realized   Exercisable/     Exercisable/
Name                       (#)         ($)    Unexercisable    Unexercisable
                                       (2)         (3)              (4)
Nelson R. Oswald          1,250      $7,530   37,638/9,600   $260,287/$27,360
Robert D. McHugh, Jr.       --         --     13,178/9,000   $ 86,983/$25,650
    _________________

(1) All amounts represent stock options. No SARs or SARs granted in tandem with stock options were either exercised during 1996 or outstanding at fiscal year-end 1996.

(2) Represents the aggregate market value of the underlying shares of Common Stock at the date of exercise minus the aggregate exercise prices for options exercised.

(3) Unexercisable stock options represent options granted under the 1996 Stock Option plan. Options will be exercisable
     April 22, 1997, pending Shareholder approval.

(4) "In-the-money options" are stock options with respect to which the market value of the underlying shares of Common Stock exceeded the exercise price at December 31, 1996. The value of such options is determined by subtracting the aggregate exercise price for such options from the aggregate fair market value of the underlying shares of Common Stock on December 31, 1996.

Executive Employment Agreement

     Nelson R. Oswald and Robert D. McHugh, Jr. each have Executive Employment Agreements with the Corporation and the Bank. Mr. Oswald's Executive Employment Agreement originally dated July 14, 1987, as amended, has been extended through December 31, 1999. Mr. McHugh's Executive Employment Agreement originally dated December 31, 1991, has been renewed thru December 31, 1997. The Executive Employment Agreements specify: term; the Executive's position and duties; compensation; benefits; indemnification; and termination rights. Each of the Executive Employment Agreements also contain a noncompetition clause and a confidentiality provision which inure to the benefit of the Corporation and the Bank.

     Each of the Executive Employment Agreements contain a "Change of Control" provision which provides, among other things, that when any "person" as defined therein, obtains the beneficial ownership of a specified percentage of stock, the Executive is entitled to certain payments and benefits from the Corporation and the Bank. Mr. Oswald's and Mr. McHugh's Agreements also contain provisions allowing the Corporation and the Bank to terminate Mr. Oswald's or Mr. McHugh's employment for "Cause" (as defined).

     Under the terms of his Executive Employment Agreement, Mr. Oswald is a member of the Bank's Board of Directors and was entitled to an annual salary during 1996 of $190,000. The Executive Employment Agreement provides that this amount will be increased by not less than five percent (5%) per year.
Mr. Oswald also receives certain employee benefits: including life insurance, disability and health insurance, vacation days and a supplemental retirement plan. The bank provides an automobile for Mr. Oswald.

     Under the terms of his Executive Employment Agreement, Mr. McHugh was entitled to an annual salary during 1996 of $112,000 plus a grant of 826 shares of the Corporation's common stock at the end of each twelve months of employment.
Mr. McHugh's Executive Employment Agreement also provides that this amount will be increased by not less than five percent (5%) per year. Mr. McHugh also receives certain employee benefits including life insurance, disability and health insurance and vacation days. The Bank also provides Mr. McHugh with an automobile.

     Each of the Executive Employment Agreements provide that if the Executive's employment is terminated by the Bank other than for "Cause" as defined therein, or if the Executive terminates his employment for "Good Reason", as defined therein, the Executive is entitled to receive certain monetary benefits.
Mr. Oswald is entitled to his full Annual Direct Salary (as defined) from the date of termination through December 31, 1999, or an amount equal to one and one-half (1 1/2) of his Annual Direct Salary, whichever is greater, or to three (3) times his Annual Direct Salary upon the occurrence of certain merger or acquisition events. The Bank shall also maintain in full force and effect certain employee benefits. Mr. McHugh is entitled to a severance allowance equal to his then Annual Direct Salary from the date of termination through the following six (6) calendar months, or to one (1) time his Annual Direct Salary upon the occurrence of certain merger or acquisition events.

Certain Transactions

     Certain directors, executive officers of the Corporation, beneficial owners of 5% or more of the Common Stock and their affiliates were customers of and had transactions with the Bank in the ordinary course of business during the Bank's fiscal year ended December 31, 1996. Similar transactions may be expected to take place in the future. It is expected that any other transactions with directors and officers and their associates in the future will be conducted on the same basis.

     Hayes Construction, Inc., a construction company of which Jeffrey W. Hayes, a director of the Corporation and the Bank, is President, received payments of approximately $49,000 in 1996 in connection with the on-going construction of the Bank's Muhlenberg Branch Office and $8,800 in 1996 in connection with the on-going construction of the Bank's Cumru Township Branch; also $425,000 in 1995 in connection with the construction of the Bank's Pottstown branch office and $480,000 in 1995 in connection with the construction of the Bank's Wyomissing Hills branch office. Such payments were in amounts and on substantially the same terms and conditions as would have been available to the Company from an unaffiliated party.

     Mast and Moyer, Inc. an insurance agency of which Alfred G. Mast, a director of the Company and the Bank, is President, received payments of approximately $141,000 and $74,000 in 1996 and 1995, respectively, in connection with various insurance policies the Bank has purchased through the insurance agency. Such payments were in amounts and on substantially the same terms and conditions as would have been available to the Company from an unaffiliated party.

     At December 31, 1996, the Bank had total loans outstanding and commitments to loan to directors, executive officers, beneficial owners of 5% or more of the Common Stock and their affiliates of $3,800,000, or approximately 19.2% of the total consolidated equity capital as of that date. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. The loans did not involve more than the normal risk of collectibility or present other unfavorable features.

                           PROPOSAL 2

         RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Unless instructed to the contrary, the Proxies will be voted for the ratification of the selection of Beard & Company, Inc., Certified Public Accountants, of Reading, Pennsylvania, as the Corporation's independent public accountants for the year ending December 31, 1997. The Corporation has been advised by Beard & Company, Inc. that none of its members has any financial interest in the Corporation. Ratification of the selection of Beard & Company, Inc. will require the affirmative vote of a majority of the shares of Common Stock represented in person or by Proxy at the Annual Meeting. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Annual Meeting. Beard & Company, Inc. served as the Corporation's independent public accountants for the 1996 fiscal year.

     In the event that the shareholders do not ratify the selection of Beard & Company, Inc., as the Corporation's independent public accountants to perform audit services for the 1997 fiscal year, another accounting firm may be chosen to provide audit services for the 1997 fiscal year.

     The Board of Directors recommends that the shareholders vote
FOR the ratification of the selection of Beard & Company, Inc. as the auditors for the Corporation for the year ending December 31, 1997.

     Representatives of Beard & Company, Inc., are expected to attend the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so and will be available to respond to questions from shareholders.

                           PROPOSAL 3

                        STOCK OPTION PLAN

Description of the 1996 Stock Option Plan

     The Board of Directors believes that the Corporation's stock option programs constitute an important part of the Corporation's compensation programs and, accordingly, the Corporation has adopted a new 1996 Stock Option Plan, (the "1996 Plan") which is subject to shareholder approval.

     Shareholders have previously authorized grants of options to employees under the BCB Financial Services Corporation 1988
Incentive Stock Option Plan, the BCB Financial Services
Corporation 1989 Stock Option Plan and the BCB Financial Services
Corporation 1994 Stock Option Plan.

     The 1996 Plan is designed to improve the performance of the Corporation and its subsidiaries and, by doing so, to serve the interests of the shareholders. By encouraging ownership of the Corporation's shares among those who play significant roles in the Corporation's success, implementation of the 1996 Plan will more closely align the interests of the Corporation's key employees and non-employee directors with those of its shareholders by relating capital accumulation to increases in shareholder value. Moreover, adoption of the 1996 Plan should have a positive effect of the Corporation's ability to attract, motivate and retain employees and non-employee directors of outstanding leadership and management ability.

     The principal features of the 1996 Plan are described below.
See Exhibit "A" to this Proxy Statement for the full text of the 1996 Plan.

     The 1996 Plan will be administered by a committee (the "Committee") of at least three members of the Board of Directors (the "Board") who are not employees of the Corporation. Under the 1996 Plan, the Committee is vested with exclusive authority to grant options to purchase up to 114,000 shares of the Corporation's Common Stock (approximately 5.2% of the Corporations's presently outstanding shares of Common Stock), subject to adjustment under certain circumstances. The 1996 Plan authorizes the Committee to administer and interpret the 1996 Plan.

     Under the 1996 Plan, both incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended) and non-qualified stock options may be granted to eligible employees and non-employees directors of the Corporation and its subsidiaries. Each non-employee director received a one-time grant of 6,000 non-qualified options (total of 54,000 non-qualified options). Messrs. Oswald and McHugh were granted 9,600 and 9,000 incentive stock options, respectively, pending shareholder approval. A total of 12,000 incentive stock options were granted to other executive officers, pending shareholder approval.

     The remaining 29,400 options to purchase shares of the Corporation's common stock are reserved for incentive stock option grants to key employees and executive officers.

     No person who owns immediately before the grant of an incentive stock option, directly or indirectly, more than 10 percent of the total combined voting power of all classes of the Corporation's Common Stock, is eligible for the grant of an incentive stock option. As of March 3, 1997 the Corporation had approximately 6 key employees who would be eligible to participate in the 1996 Plan.

     Option grants to eligible employees are anticipated to be made annually. Eligible employees generally include all key employees of the Corporation and its subsidiaries. Eligible employees will be selected to receive a grant of options based upon the recommendation of the Corporation and ratification of such recommendation by a majority of the members of the Board.

     The Committee has the authority to grant options under the 1996 Plan, subject to the approval of a majority of the disinterested members of the Board. The Committee is composed of at least three members of the Board, who serve at the discretion of the Board. The 1996 Plan authorizes the Committee to administer and interpret the 1996 Plan. Members of the Committee are each "disinterested persons" as such term is defined under the rules and regulations adopted by the Securities and Exchange Commission. Any shares as to which an option expires, lapses unexercised, or is terminated or canceled, may be subject to a new option.

     Incentive stock options granted under the 1996 Plan may be exercised for 10 years after the date of grant. Non-qualified stock options granted under the 1996 Plan may be exercised for 10 years and 1 month after the date of grant. The aggregate fair market value (determined at the time the option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. No employee may receive option grants in excess of 200,000 shares under the 1996 Plan in any twelve month period. No option may be transferred by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable during the optionee's lifetime only by the optionee. In addition, an option shall become exercisable only after the holder has completed six months of continuous employment with the Corporation or a change of control occurs (as defined in the 1996 Plan) after the date of grant.

     At the election of the holder of a non-qualified option and subject to the rules established by the Committee, any required withholding taxes may be satisfied by the Corporation withholding shares of Common Stock issued on the exercise of a non-qualified stock option that have a fair market value equal to or less than any required withholding taxes, delivery by the holder to the Corporation of sufficient Common Stock to satisfy the withholding obligation, or delivery by the holder to the Corporation of sufficient cash to satisfy the withholding obligation.

     Under the 1996 Plan, in the event of an optionee's retirement, incentive stock options lapse at the earlier of three months from the date of retirement or the term of the option, while non-qualified options may continue to be exercised during the term of the option up to 24 months, at the discretion of the Committee, from the date of retirement. An optionee whose employment terminates due to death or disability may exercise an option until the earlier of the term of the option or one year after such termination of employment.

     The Board may amend, suspend or terminate the 1996 Plan at anytime without shareholder approval, subject to the requirements of applicable securities and tax laws; provided, however, that the Board may not, without shareholder approval, amend the 1996 Plan so as to (i) increase the number of shares subject to the 1996 Plan, (ii) change the class of eligible employees, or (iii) otherwise change the 1996 Plan in any manner deemed material under applicable federal securities laws. In addition, the Board may not modify or amend the 1996 Plan with respect to any outstanding option or impair or cancel any outstanding option without the consent of the affected optionee.

Tax Consequences

     The 1996 Plan permits eligible employees of the Corporation and its subsidiaries to receive grants of incentive stock options, which qualify for certain tax benefits. In addition, the 1996 Plan permits non-employee directors of the Corporation to receive grants of non-qualified stock options, which do not qualify for such tax benefits.

     Incentive Stock Options. An optionee generally will not be deemed to receive any income for federal tax purposes at the time an incentive stock option is granted, nor will the Corporation be entitled to a tax deduction at that time. Upon the sale or exchange of the shares at least two years after the grant of the option and one year after receipt of the shares by the optionee upon exercise, the optionee will recognize long-term capital gain or loss upon the sale of such shares equal to the difference between the amount realized on such sale and the exercise price.

     If the foregoing holding periods are not satisfied or the option is exercised more than three months after the optionee's employment with the Corporation has terminated, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the shares at the date of the option exercise or the sale price of the shares. If the sale price exceeds the fair market value on the date of exercise, the gain in excess of the ordinary income portion will be treated as either long-term or short-term capital gain, depending on whether the shares have been held for more than 12 months on the date of sale. Any loss on disposition is a long-term or short-term capital loss, depending upon whether the optionee had held the shares for more than 12 months. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is a director or 10 percent shareholder of the Corporation or an officer of the Corporation subject to Section 16(b) for the Securities Exchange Act of 1934. If the Corporation cancels an option, the optionee recognizes income to the extent of the amount paid by the Corporation to cancel the option over the optionee's basis in such option, if any.

     No income tax deduction will be allowed to the Corporation with respect to shares purchased by an optionee upon the exercise of an incentive stock option, provided that such shares are held at least two years after the date of grant and at least one year after the date of exercise. However, if those holding periods are not satisfied, the Corporation may deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares.

     The exercise of an incentive stock option and the sale of shares acquired by such exercise could subject an optionee to alternative minimum tax liability for federal income tax purposes.

     Non-qualified Stock Options. An optionee will not be deemed to receive any income for federal tax purposes at the time a non-qualified stock option is granted, nor will the Corporation be entitled to a tax deduction at that time. At the time of exercise, however, the optionee will realize ordinary income in an amount equal to the excess of the market value of the shares at the time of exercise of the option over the option price of such shares. The Corporation is allowed federal income tax deduction in an amount equal to the ordinary income recognized by the optionee due to the exercise of a non-qualified stock option at the time of such recognition by the optionee.

     Stock-for-Stock Exchange. An optionee who exchanges "statutory option stock" of the Corporation in payment of the purchase price upon the exercise of an incentive stock option will be deemed to make a "disqualifying disposition" of the statutory option stock so transferred unless the applicable holding requirements (two years form the date of the grand and one year after the exercise of an incentive option) with respect to such statutory option stock are met after the exercise of incentive stock options and stock acquired under certain other stock purchase plans. If an optionee exercises non-qualified stock options by exchanging previously-owned statutory option stock, the Internal Revenue Service has ruled that the optionee will not recognize gain on the disposition of the statutory option stock (assuming the holding period requirements applicable to such statutory option stock have been satisfied) because of the non-recognition rule of Code Section 1036.

     Under the 1996 plan, each non-employee director was granted 6,000 non-qualified stock options. Messrs Oswald and McHugh were granted 9,600 and 9,000 incentive stock options respectively, pending shareholder approval. A total of 12,000 incentive stock options were granted to other executive officers, pending shareholder approval. If the 1996 Plan is approved by the shareholders, the Corporation anticipates that the shares subject to the Plan will be registered with the Securities and Exchange Commission and with any applicable state securities commission where registration is required. The cost of such registrations will be borne by the Corporation.

     As provided above, only key employees and non-employee directors of the Corporation or its subsidiaries will be eligible to receive stock options under the 1996 Plan at the discretion of the Board. This would include the executive officers listed in the Summary Compensation Table included under the section entitled "Executive Compensation" in this Proxy Statement.

     The stock options previously granted to senior officers of the Corporation and its subsidiaries under the prior employee stock option plans, and information on options exercised during the last fiscal year, are reflected in tables contained in the section of this Proxy Statement entitled "Executive Compensation".

     New Plan Benefits Table. The following table sets forth the benefits that would have been received by the following people pursuant to the 1996 Plan if it had been in effect in 1996:
(i) the executive officers named in the compensation tables beginning on page 9; (ii) all current executive officers as a group; and (iii) all current directors who are not executive officers as a group.

                        NEW PLAN BENEFITS

                     1996 Stock Option Plan

Name and Position           Dollar Value ($)   Number of Units(2)

Nelson R. Oswald                   (1)                9,600
  Chief Executive Officer
  and Chairman of the
  Board

Robert D. McHugh, Jr.              (1)                9,000
  Senior Vice President
  and Treasurer

All executive officers             (1)               30,600
  as a group (6 persons)

All directors who are not          (1)               54,000
  executive officers, as
  a group (9 persons)
___________________________
(1) The exercise price for options granted under the 1996 Plan was the fair market value of the stock underlying the option on the date the option was granted. On the date of grant, October 22, 1996, the fair value of the stock was $12.40, adjusted for the 6-for-5 stock split.

(2) The number of units shown corresponds to the number of the Corporation's shares underlying options that have been granted to the optionee(s) shown under the 1996 Stock Option
     Plan, subject to shareholder approval.

     The Board of Directors recommends that shareholders vote FOR adoption of the 1996 stock option plan. The affirmative vote of a majority of all votes cast at the Meeting is required to adopt the 1996 Stock Option Plan. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Meeting. All proxies will be voted "FOR" adoption of the 1996 Stock Option Plan unless a shareholder specifies to the contrary on such shareholder's proxy card.

                      SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's Proxy Statement for its 1998 Annual Meeting of Shareholders must deliver such proposal in writing to the President of BCB Financial Services Corporation at its principal executive offices in Reading, Pennsylvania, no later than November 14, 1997.

  COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Corporation, or written representations that no Forms 5 were required, the Corporation believes that, during the fiscal year ended December 31, 1996, its officers, directors, and greater than ten-percent beneficial owners complied with applicable Section 16(a) filing requirements.

                          OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgement.

                                              EXHIBIT "A"

BCB FINANCIAL SERVICES CORPORATION
1996 STOCK OPTION PLAN

Article 1.     PURPOSE OF THE PLAN

     1.1 Purpose - The BCB Financial Services Corporation 1996 Stock Option Plan (the "Plan") is intended to advance the interests of BCB Financial Services Corporation (the "Corporation") by providing officers and key employees who have substantial responsibility for the direction and management of the Corporation with additional incentive for them to promote the success of the Corporation's business, to increase their proprietary interest in the success of the Corporation, and to encourage them to remain in its service. These goals will be effectuated through the granting of certain stock options. In addition, pursuant to the provisions of Article 10, non-employee directors will receive a one-time grant of stock options hereunder.

     1.2 Stock Options to be Granted - Incentive Stock Options within the meaning of Code Section 422(b) and Nonqualified Stock Options may be granted within the limitations of the Plan herein described.

Article 2.     DEFINITIONS

     2.1 "Agreement" - The written instrument evidencing the grant of an Option. A Participant may be issued one or more Agreements from time to time, reflecting one or more options.

     2.2 "Bank" - Berks County Bank, a wholly-owned subsidiary of the Corporation.

     2.3  "Board" - The Board of Directors of the Corporation.

     2.4  "Code" - The Internal Revenue Code of 1986, as amended.

     2.5 "Committee" - The Committee which the Board appoints to administer the Plan.

     2.6  "Common Stock" - The common stock of the Corporation
          ($2.50 par value) as described in the Corporation's
          Articles of Incorporation, or such other stock as shall be substituted therefor.

     2.7 "Corporation" - BCB Financial Services Corporation or any Subsidiary.

     2.8 "Director" - A member of the Board who is not an Employee, who is also a director of the Bank.

     2.9 "Employee" - Any key employee (including officers, executives and supervisory personnel) of the Corporation or the Bank.

     2.10 "Exchange Act" - The Securities Exchange Act of 1934, as amended.

     2.11 "Incentive Stock Option" - A stock option intended to satisfy the Requirements of Code Section 422(b).

     2.12 "Nonqualified Stock Option" - A stock option other than an incentive stock option.

     2.13 "Optionee" - A Participant who is awarded a Stock
          Option pursuant to the provisions of the Plan.

     2.14 "Participant" - An Employee selected by the Committee to receive a grant of an Option under the Plan.

     2.15 "Plan" - BCB Financial Services Corporation 1996 Stock
          Option Plan.

     2.16 "Retirement" - Any date an Employee is entitled to retire under the Corporation's retirement plans and shall include normal retirement at age 65, early retirement at age 62, and retirement at age 60 after thirty (30) years of service.

     2.17 "Securities Act" - The Securities Act of 1933, as amended.

     2.18 "Stock Option" or "option" - An award of a right to purchase Common Stock pursuant to the provisions of the Plan.

     2.19 "Subsidiary" - A subsidiary corporation as defined in Code Section 424(f) that is a subsidiary of the Corporation.

Article 3.     ADMINISTRATION OF THE PLAN

     3.1 The Committee - The Plan shall be administered by a Committee of the Board (the "Committee") composed of those members of the Board (at least three in number) who are not employees of the Corporation. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

     3.2  Powers of the Committee -

          (a) The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan, unless otherwise determined by the Board. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all optionees and any person claiming under or through an Optionee, unless otherwise determined by the Board.

          (b) Subject to the terms, provisions and conditions of the Plan and subject to review and approval by a majority of the Board, the Committee shall have exclusive jurisdiction to:

               (i) determine and select the key Employees to be granted Options (it being understood that more than one option may be granted to the same person);

               (ii) determine the number of shares subject to
                    each Option;

              (iii) determine the date or dates when the Options
                    will be granted;

               (iv) determine the purchase price of the shares
                    subject to each option in accordance with
                    Article 5 of the Plan;

               (v) determine the date or dates when each option may be exercised within the term of the Option specified pursuant to Article 7 of the Plan;

               (vi) determine whether or not an Option
                    constitutes an Incentive Stock Option; and

              (vii) prescribe the form, which shall be consistent
                    with the Plan, of the Agreement evidencing any Options granted under the Plan.

     3.3 Terms - The grant of an Option under the Plan shall be evidenced by an Agreement and may include any terms and conditions consistent with this Plan, as the Committee may determine.

     3.4 Liability - No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to this Plan or any Options granted under this Plan.

Article 4.     COMMON STOCK SUBJECT TO THE PLAN

     4.1 Common Stock Authorized - The aggregate number of shares of Common Stock for which Options may be granted under the Plan shall not exceed 95,000 shares. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 9 of the Plan.

     4.2 Shares Available - The Common Stock to be issued upon exercise of Options granted under the Plan shall be the Corporation's Common Stock which shall be made available at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock acquired by the Corporation, including shares purchased in the open market. In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may thereafter be regranted subject to option under the Plan.

Article 5.     STOCK OPTIONS

     5.1 Exercise Price - The exercise price of Common Stock shall be, in the case of an Incentive Stock Option, 100 percent of the fair market value of one share of Common Stock on the date the Option is granted, except that the purchase price per share shall be 110 percent of such fair market value in the case of an Incentive Stock Option granted to any individual described in
          Section 6.2 of the Plan. The exercise price of Common Stock shall be, in the case of a Nonqualified Stock Option, not less than 100 percent of the fair market value of one share of Common Stock on the date the Option is granted. The exercise price shall be subject to adjustment only as provided in Article 9 of the Plan.

     5.2 Limitation on Incentive Stock Options - The aggregate fair market value (determined as of the date an option is granted) of the stock with respect to which Incentive Stock options are exercisable for the first time by any individual in any calendar year (under the Plan and all other plans maintained by the Corporation) shall not exceed $100,000.

     5.3  Determination of Fair Market Value -

          (a) During such time as Common Stock is not listed on an established stock exchange or exchanges but is listed in the NASDAQ National Market System, the fair market value per share shall be the closing sale price for the Common Stock on the day the Option is granted. If no sale of Common Stock has occurred on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

          (b) During such time as the Common Stock is not listed on an established stock exchange or in the NASDAQ National Market System, fair market value per share shall be the mean between the closing dealer "bid" and "asked" prices for the Common Stock for the day of the grant, and if no "bid" and "asked" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

          (c) If the Common Stock is listed on an established stock exchange or exchanges, the fair market value shall be deemed to be the closing price of Common Stock on such stock exchange or exchanges on the day the Option is granted or, if no sale of Common Stock has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

          (d) In the event that the Common Stock is not traded on an established stock exchange or in the NASDAQ National Market system, and no closing dealer "bid" and "asked" prices are available on the date of a grant, then fair market value will be the price established by the Committee in good faith.

     5.4 Limitation on Grants - Commencing January 1, 1996, grants of Stock Options to any Employee under this Plan shall not exceed, in the aggregate, 200,000 Options during any period of 12 consecutive months. Such limitations shall be subject to adjustment in the manner described in Article IX.

     5.5 Cashless Exercise - In addition, at the request of a Participant and to the extent permitted by applicable law, the Corporation may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Corporation the exercise price of the Stock Options being exercised, and the Corporation, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such firm.

Article 6.     ELIGIBILITY

     6.1 Participation - options shall be granted only to persons who are Employees of the Corporation, as determined by the Committee, based upon the recommendation of the Chief Executive Officer and ratified by a majority of the members of the Board. Neither the members of the Committee nor any member of the Board who is not an employee of the Corporation shall be eligible to receive an Option under the Plan.

     6.2 Incentive Stock Option Eligibility - Notwithstanding any other provision of the Plan, an individual who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Corporation shall not be eligible for the grant of an Incentive Stock Option, unless the special requirements set forth in Sections 5.1 and 7.1 of the Plan are satisfied. For purposes of this Section 6.2, in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. "Outstanding stock" shall include all stock actually issued and outstanding immediately before the grant of the Option. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

     6.3  Board Participation - Notwithstanding the provisions of
          Section 6.1, any Director shall be granted Options under this Plan only pursuant to Article 10.

Article 7.     TERM AND EXERCISE OF OPTIONS

     7.1 Termination - Each Option granted under the Plan shall terminate on the date determined by the Committee and approved by a majority of the members of the Board, and specified in the Agreement; provided, however, that
          (i) each intended Incentive Stock Option granted to an individual described in Section 6.2 of the Plan shall terminate not later than five years after the date of the grant, (ii) each other intended Incentive Stock option shall terminate not later than ten years after the date of grant, and (iii) each Option granted under the Plan which is intended to be a Nonqualified Stock Option shall terminate not later than ten years and one month after the date of grant. Except as otherwise provided below, each Option granted under the Plan shall become exercisable only after the Optionee has completed six months of continuous employment with the Corporation or the Bank immediately following the date of the grant of the Option or a Change of Control occurs. If a Change of Control occurs, Stock Options granted hereunder shall become immediately exercisable. The Committee at its discretion may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the optionee's employment, except as provided in Article 8 and shall not be assignable or transferable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of an Optionee shall be exercisable only by such Optionee.

     7.2  Exercise -

          (a) A person electing to exercise an option shall give written notice to the Corporation of such election and of the number of shares they have elected to purchase, in such form as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full purchase price of the shares they have elected to purchase. The purchase price shall be paid in full, in cash, upon the exercise of the Option, provided, however, that in lieu of cash, an optionee may exercise an option by tendering to the Corporation shares of Common Stock owned by them and having a fair market value equal to the cash exercise price applicable to the Option (with the fair market value of such stock to be determined in the manner provided in Section 5.3 hereof) or by delivering a combination of cash and such shares. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless the holding period requirements of Code
               Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the exercise of an Incentive Stock option may not be tendered as payment unless it has been held, beneficially and of record, for at least one year.

          (b) A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such options in any order.

     7.3 Change in Control - For purposes of this Article 7, a Change of Control will be deemed to have occurred
          (a) if the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation's assets or Common Stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's shareholders immediately before such transaction will not own at least seventy-five percent (75%) of the total combined voting power of all classes of voting Common Stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of such transaction or (b) if there is an actual or threatened change in the ownership of at least twenty-five percent (25%) of all classes of voting Common Stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting Common Stock by any persons or other entities acting as a group, and such acquisition or offer has not been duly approved by the Board.

Article 8.     TERMINATION OF EMPLOYMENT

     8.1 Retirement - In the event of Retirement, an Option shall lapse at the earlier of the term of the Option or:

          (a) In the case of an Incentive Stock Option, three months from the date of Retirement; and

          (b)  in the case of options other than Incentive Stock
               Options, up to 24 months, at the discretion of the Committee, from the date of Retirement.

     8.2 Voluntary Termination - In the event of voluntary termination of employment at the election of the Optionee or termination at the election of the Corporation prior to a Change in Control, all Options shall lapse as of the date of termination. In the event of termination by the Corporation or any successor within one year after a Change in Control, all Options shall lapse at the earlier of the term of the Option or three months from the date of termination.

     8.3 Death or Disability - In the event of termination due to death or permanent and total disability, the Option shall lapse at the earlier of the term of the Option or one year after termination due to such causes. The term "permanent and total disability" shall, for purposes of the Plan, be defined in the same manner as such term is defined in Code Section 22(e)(3).

Article 9.     ADJUSTMENT PROVISIONS

     9.1  Share Adjustments -

          (a) In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock split or stock dividend, then, subject to the provisions of Subsection (c) below, there shall be substituted for or added to each share of stock of the Corporation which was theretofore appropriated, or which thereafter may become subject to an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be.
               Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

          (b) If there shall be any other change in the number or kind of the outstanding shares of the stock of the Corporation, or of any stock or other securities in which such stock shall have been changed, or for which it shall have been exchanged, and if a majority of the members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

          (c) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

     9.2 Corporate Changes - A dissolution or liquidation of the Corporation, or a merger or consolidation in which the Corporation is not the surviving Corporation, shall cause each outstanding Option to terminate, except to the extent that another corporation may and does in the transaction assume and continue the Option or substitute its own options.

     9.3 Fractional Shares - Fractional shares resulting from any adjustment in Options pursuant to this Article 9 may be settled as the Board or the Committee (as the case may be) shall determine.

     9.4 Binding Determination - To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an Option which shall have been so adjusted.

Article 10.    ONE-TIME GRANT OF STOCK OPTIONS TO NON-EMPLOYEE
               DIRECTORS

     10.1 Grant - Contemporaneous with the effective date of this Plan and in accordance with the requirements of Section 11.1, each non-employee Director shall automatically be granted Nonqualified Stock Options to purchase 5,000 shares of the Corporation's Common Stock at the price of $14.875 per share.

     10.2 Termination - Notwithstanding the provisions of
          Article 8 hereof, if a Director's service with the Corporation terminates by reason of Permanent and Total Disability or Retirement as a director of the Corporation, any vested Option held by such Director may be exercised for a period of one year from the date of such termination or until the expiration of the Option, whichever is earlier. If a Director's service with the Corporation terminates by reason of death or under mutually satisfactory conditions, or if a Director dies within the one year period following the termination by reason of Permanent and Total Disability or Retirement from active service as a director of the Corporation or within the one year period following termination under mutually satisfactory conditions, any vested Option held by such Director may be exercised for a period of one year from the date of such termination or post-termination death, as the case may be, or until the expiration of the stated term of the Option, whichever is earlier. All applicable provisions of this Plan not inconsistent with this
          Article 10 shall apply to Options granted to Directors.


Article 11.    GENERAL PROVISIONS

     11.1 Effective Date - The Plan shall become effective upon its adoption by the Board, provided that any grant of an Incentive Stock Option is subject to the approval of the Plan by the shareholders of the Corporation within 12 months of adoption by the Board.

     11.2 Termination of the Plan - Unless previously terminated by the Board of Directors, the Plan shall terminate on, and no Options shall be granted after, the tenth anniversary of its adoption by the Board.

     11.3 Limitation on Termination, Amendment or Modification

          (a) The Board may at any time terminate, amend, modify or suspend the Plan, provided that without the approval of the shareholders of the Corporation no amendment or modification shall be made by the Board which:

               (i) increases the maximum number of shares of Common Stock as to which Options may be granted under the Plan; or

               (ii) changes the class of eligible Employees.

          (b) No amendment, modification, suspension or termination of the Plan shall in any manner affect any option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

     11.4 No Right to Employment - Neither anything contained in the Plan or in any instrument under the Plan nor the grant of any Option hereunder shall confer upon any Optionee any right to continue in the employ of the Corporation or of any Subsidiary or limit in any respect the right of the Corporation or of any Subsidiary to terminate the optionee's employment at any time and for any reason.

     11.5 Withholding Taxes -

          (a) Subject to the provisions of Subsection (b), the Corporation will require that an Optionee, as a condition of the exercise of an Option, other than an Incentive Stock Option or any other person or entity receiving Common Stock upon exercise of an option, pay or reimburse any taxes which the Corporation is required to withhold in connection with the exercise of the Option.

          (b) An Optionee may satisfy the withholding obligation described in Subsection (a), in whole or in part, by electing to have the Corporation withhold shares of Common Stock (otherwise issuable upon the exercise of an Option) having a fair market value equal to the amount required to be withheld. An election by an optionee to have shares withheld for this purpose shall be subject to the following restrictions:

               (i) it must be made prior to the date on which the amount of tax to be withheld is determined (the "Tax Date");

               (ii) it shall be irrevocable;

              (iii) it shall be subject to disapproval by the
                    Committee;

               (iv) if the Optionee is an officer of the
                    Corporation within the meaning of Section 16 of the Exchange Act (an "Officer"), such election may not be made within six (6) months of the grant of the Option (except that this restriction shall not apply in the event of the death or disability of the Optionee prior to the expiration of the six-month period);

               (v) the Optionee is an officer, such election must be made either at least six months prior to the Tax Date or in the ten-day "window period" beginning on the third day following the release of the Corporation's quarterly or annual summary statement of revenues and earnings; and

               (vi) where the Tax Date of an officer is deferred
                    up to six months after the exercise of an Option, the full number of option shares will be issued or transferred upon exercise, but the officer will be unconditionally obligated to tender back to the Corporation the proper number of shares of Common Stock on the Tax Date.

     11.6 Listing and Registration of Shares

          (a) No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

          (b) If a registration statement under the Securities Act with respect to the shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, as a condition of the issuance of the shares the person exercising such Option shall give the Committee a written statement, satisfactory in form and substance to the Committee, that they are acquiring the shares for their own account for investment and not with a view to their distribution. The Corporation may place upon any stock certificate for shares issuable upon exercise of such Option the following legend or such other legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act or other applicable law:

                    "THE SHARES REPRESENTED BY THIS CERTIFICATE
                    HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT") AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED."

                           PROXY CARD

            BCB FINANCIAL SERVICES CORPORATION, INC.
         ANNUAL MEETING OF STOCKHOLDERS - APRIL 16, 1997

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                  Annual Meeting April 16, 1997

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at an Annual Meeting of Stockholders ("Meeting") to be held at The Stokesay Castle, Hill Road and Spook Lane, Reading, Pennsylvania, at
3:00 p.m. (local time) on Wednesday, April 16, 1997. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as indicated above.

The proxies are instructed to vote as follows:

                                             For All
             For          Withhold           Except
            [   ]          [   ]              [   ]

     1.   The election as directors of all nominees listed below
(except as marked to the contrary below).

              Harold C. Bossard, Edward J. Edwards,
                Nelson R. Oswald, Wesley R. Pace

INSTRUCTION:  To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
________________________________________________________________

     2. The ratification of the appointment of Beard & Company, Inc. as auditors for the fiscal year ending December 31, 1997.

             For             Against            Abstain
            [   ]             [   ]              [   ]

     3.   The approval of the Corporation's 1996 Stock Option
Plan.

             For             Against            Abstain
            [   ]             [   ]              [   ]


     Check Box if You Plan to Attend Meeting           [    ]

     The Board of Directors recommends a vote "FOR" each of the listed proposals.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS AS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Please be sure to sign and date         Date____________________
this Proxy in the box below.

_______________________________    ______________________________
Stockholder sign above             Co-holder (if any) sign above

            BCB FINANCIAL SERVICES CORPORATION, INC.

     Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated March 14, 1997.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title, if shares are held jointly, each holder must sign.

                       PLEASE ACT PROMPTLY
             SIGN, DATE & MAIL YOUR PROXY CARD TODAY